CELEB BRANDING, LLC.

PRODUCT PLACEMENT

# INVOICE:

**Bret D. McCartney**
Chief Executive Officer
**CELEB BRANDING, LLC.**
3435 Ocean Park Blvd., Ste. 107
Santa Monica, CA 90405
**(310) 567-7400 direct**
bret@celebbranding.com

**INVOICE # 103515**
**DATE: Sept. 6th, 2011**

## BILL TO:

**Ms. Rachel Stark-Cappelli**
President
**OBSCENE JEANS c/o STARK ENTERPRISES**
5624 Palmer Blvd.
Sarasota, FL 34232
**(941) 330-7648**
rachel@starkpermium.com

**Comments or special instructions:**

| DESCRIPTION | UNIT PRICE | AMOUNT |
|---|---|---|
| **CELEB BRANDING, LLC.** – Product placement and brand awareness for OBSCENE JEANS c/o STARK ENTERPRISES for six (6) months on the female cast members of MTV's JERSEY SHORE.<br><br>**Please ship products to:**<br><br>**Kyle Decker**<br>**CELEB BRANDING, LLC.**<br>**11326 Cashmere Street**<br>**Los Angeles, CA 90049** | $ 1,500.00 | $ 1,500.00 |
| | **TOTAL DUE** | $1,500.00 |

**If you have any questions concerning this invoice please contact the Bret McCartney at (310) 567-7400, or by e-mail; bret@celebbranding.com. Please refer to the CELEB BRANDING, LLC. Bank Wire Instructions or make the check payable to CELEB BRANDING, LLC. Thank you for your business.**